Tel: (767) 448-3278, Fax: (767) 448-5778, Email dominica@fastcash.dm	________________________
FastCash Dominica – Roseau, 25 King George V Street Anse de Mai, Dominica

SALARY CONFIRMATION AUTHORIZATION

This is to certify that the following information listed below is true and correct:

                                          is employed at                                           as A                                  and does not work on commission.

DESCRIPTION	DATA ENTERED BY EMPLOYEE	CORRECTIONS
Employment Date
Social Security #
Salary Payment Method
Salary Payment Frequency
Salary
Overtime
Allowance
Total Income
Income Tax / PAYE
Social Security
Other Govt. Deduction
Loans 1
Loans 2
Hire Purchase 1
Hire Purchase 2
Insurance Life
Insurance Health
Savings
Other Deductions
Take Home Pay

I_______________ (name), _______________ (position) of                                         certify the above stated information to be true and correct to the best of my knowledge.

Authorized Signature	Date	Company Stamp